SUPPLEMENT TO:

The Calvert Fund

Calvert Long Duration Income Fund

Prospectus and Statement of Additional Information dated: December 31, 2004

Date of this Supplement: January 11, 2005

The name of the Fund is being changed to the Calvert Long-Term Income Fund.

In line with this change, replace the 2nd paragraph describing the Fund's investment objective on page 2 of the Prospectus with the following:

Calvert Long-Term Income Fund seeks to maximize income to the extent consistent with preservation of capital through investments in longer dated securities.

Replace the 4th paragraph on page 3 of the Prospectus with the following:

Under normal circumstances, the Fund will have a 10-year dollar weighted average portfolio maturity.